Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (“Agreement”) is made as of November 13, 2024, by and among GameSquare Holdings, Inc., a Delaware corporation (“GameSquare”), FaZe Media Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of GameSquare (“GameSquare SPV” and, together with GameSquare, collectively, the “GameSquare Parties” and each a “GameSquare Party”), FaZe Media, Inc., a Delaware corporation (“FaZe Media”), and Gigamoon Media, LLC, a Delaware limited liability company (“Kalish Investor” and, together with FaZe Media, collectively, the “FaZe Media Parties” and each a “FaZe Media Party”). Each of GameSquare, GameSquare SPV, FaZe Media and Kalish Investor may be referred to in this Agreement individually as a “Party”; and they shall be referred to herein, collectively, as the “Parties”. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the GameSquare Parties desire to issue and sell to the FaZe Media Parties, and FaZe Media Parties severally desire to purchase from the GameSquare Parties, securities of the GameSquare Parties as more fully described in this Agreement.

WHEREAS, Kalish Investor currently beneficially owns approximately 40.0% of the total outstanding voting capital stock of FaZe Media.

WHEREAS, GameSquare SPV currently beneficially owns 5,725,000 shares of Series A-1 Preferred Stock, representing approximately 25.5% of the total outstanding voting capital stock of FaZe Media.

WHEREAS, on the terms and subject to the conditions set forth herein, at the Initial Closing, FaZe Media desires to purchase from the GameSquare Parties, and the GameSquare Parties wish to sell and issue to FaZe Media, a senior secured promissory note, in substantially the form attached hereto as Exhibit A, in the original principal amount of $3,250,000 (the “Promissory Note”).

WHEREAS, on the terms and subject to the conditions set forth herein, at the Second Closing, Kalish Investor wishes to purchase from the GameSquare Parties, and the GameSquare Parties wish to sell and issue to Kalish Investor, a senior secured convertible promissory note, in substantially the form attached hereto as Exhibit B, in the original principal amount of $10,000,000 (the “Convertible Note”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Definitions.

(a) “Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(b) “Board of Directors” shall mean the board of directors, board of managers or other governing body of each of the GameSquare Parties or, if such GameSquare Party does not have such a board of directors, board of managers or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors.

(c) “Closing” shall mean the Initial Closing or the Second Closing, as applicable.

(d) “Closing Date” shall mean the Initial Closing Date or the Second Closing Date, as applicable.

(e) “Collateral” shall mean the “Collateral” as defined in the Promissory Note or the Convertible Note, as the context requires.

(f) “Commission” shall mean the U.S. Securities and Exchange Commission.

(g) “Common Stock” shall mean GameSquare’s common stock, par value $0.0001 per share.

(h) “Common Stock Equivalents” shall mean any securities of GameSquare, its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument or security that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(i) “Conversion Shares” shall mean shares of Common Stock issued, or issuable, pursuant to the terms of the Convertible Note.

(j) “Direction Letter” shall mean that certain Direction Letter of even date herewith delivered to the FaZe Media Parties by the GameSquare Parties.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l) “FaZe Media Shares” shall have the meaning ascribed to such term in the Convertible Note.

(m) “GAAP” shall have the meaning ascribed to such term in Section 4.8.

(n) “Initial Closing” shall mean the closing of the transactions set forth in Section 3.1.

(o) “Initial Closing Consideration” shall have the meaning ascribed to such term in Section 3.1.

(p) “Initial Closing Date” shall mean November 13, 2024, or such other date mutually agreed upon by the Parties.

(q) “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 4.15.

(r) “Lien” shall mean a lien (statutory or otherwise), charge, security interest, pledge, hypothecation, assignment (by way of security or otherwise), encumbrance, right of first refusal, preemptive right, restriction on transfer, irrevocably proxy, voting agreement, voting trust arrangement or other restriction or preferential arrangement in the nature of a security interest of any kind whatsoever.

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(s) “Master Services Agreement” shall mean that certain Master Services Agreement, dated as of May 15, 2024, by and between FaZe Media and GameSquare.

(t) “Material Adverse Effect” shall have the meaning assigned to such term in Section 4.1.

(u) “Maturity Date” shall have the meaning ascribed to such term in the Convertible Note.

(v) “Notes” shall mean the Promissory Note and the Convertible Note, collectively.

(w) “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(x) “Required Approvals” shall have the meaning ascribed to such term in Section 4.5.

(y) “Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(z) “SEC Reports” shall have the meaning ascribed to such term in Section 4.8.

(aa) “Second Closing” shall mean the closing of the purchase and sale of the Convertible Note and the transactions pursuant Section 3.3.

(bb) “Second Closing Consideration” shall have the meaning ascribed to such term in Section 3.3.

(cc) “Second Closing Date” shall mean December 15, 2024, or such other date mutually agreed upon by the Parties.

(dd) “Securities” shall have the meaning ascribed to such term in Section 5.1(b).

(ee) “Series A-1 Preferred Stock” shall mean Series A-1 Preferred Stock of FaZe Media, par value $0.0001 per share.

(ff) “Subsidiary” shall mean any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by GameSquare or one or more of the other Subsidiaries of GameSquare or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by GameSquare or one or more Subsidiaries of GameSquare or a combination thereof. For purposes hereof, GameSquare shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if GameSquare, directly or indirectly, shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner or such limited liability company, partnership, association, or other business entity.

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(gg) “Trading Day” shall mean a day on which the principal Trading Market on which the Common Stock is listed is open for the transaction of business.

(hh) “Trading Market” shall mean any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTC Markets, Inc., or the OTC Bulletin Board (or any successors to any of the foregoing).

(ii) “Transaction Documents” shall mean this Agreement, the Notes issued pursuant to this Agreement, and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

(jj) “Transfer” (including, with correlative meaning, the term “Transferred”) shall mean any transfer, sale, conveyance, pledge, assignment, encumbrance or other transfer or disposition of any capital stock, equity interests or voting or economic interests of any Person to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

2. Issuance of the Notes.

2.1 Subject to the terms and conditions of this Agreement, at the Initial Closing, FaZe Media hereby agrees to purchase, and each of the GameSquare Parties agrees, jointly and severally, to issue and sell to FaZe Media, the Promissory Note in exchange for the Initial Closing Consideration, as set forth in Section 3.1 below.

2.2 Subject to the terms and conditions of this Agreement, at the Second Closing, Kalish Investor hereby agrees to purchase, and each of the GameSquare Parties agrees, jointly and severally, to issue and sell to Kalish Investor, the Convertible Note in exchange for the Second Closing Consideration, as set forth in Section 3.3 below.

2.3 The closing of the transactions contemplated under this Agreement shall take place via the electronic exchange of documents as of the applicable Closing Date, or at such time and place as otherwise mutually agreed upon.

3. Closings.

3.1 Initial Closing. Subject to the terms and conditions hereof and the satisfaction of the conditions set forth in Section 7, on the Initial Closing Date, the GameSquare Parties shall jointly and severally issue to FaZe Media the Promissory Note in the principal amount of $3,250,000, and, in consideration of the issuance of the Promissory Note, FaZe Media shall pay, or cause to be paid, an aggregate amount equal to $3,250,000 (the “Initial Closing Consideration”) on behalf of the GameSquare Parties in accordance with the terms of the Direction Letter.

3.2 Use of Proceeds. The GameSquare Parties agree and covenant that they shall use the proceeds from the issuance of the Promissory Note in accordance with Section 2 of the Direction Letter.

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3.3 Second Closing. Subject to the terms and conditions hereof and the satisfaction of the conditions set forth in Section 7, on or prior to the Second Closing Date, the GameSquare Parties shall jointly and severally issue to Kalish Investor the Convertible Note in the original principal amount of $10,000,000, and, in consideration thereof, Kalish Investor shall pay, or cause to be paid, an aggregate amount equal to $10,000,000 (the “Second Closing Consideration”) on behalf of the GameSquare Parties in accordance with the terms of the Direction Letter.

4. Representations and Warranties of the GameSquare Parties. In connection with the transactions provided for herein, each of the GameSquare Parties hereby jointly and severally represents and warrants to the FaZe Media Parties, as of the date hereof and as of each Closing Date (or as of the date set forth below, as applicable), that:

4.1 Organization and Qualification. Each of the GameSquare Parties, and each of their respective Subsidiaries, has been duly formed, is validly existing and in good standing under the laws of the jurisdiction in which they are formed and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the GameSquare Parties, and each of their respective Subsidiaries, is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the GameSquare Parties and their respective Subsidiaries, taken as a whole, or (iii) a material adverse effect on the GameSquare Parties’ ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

4.2 Authorization. The GameSquare Parties have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the GameSquare Parties and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the GameSquare Parties and no further action is required by the GameSquare Parties, the Board of Directors or GameSquare’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the GameSquare Parties and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the GameSquare Parties enforceable against the GameSquare Parties in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3 Valid Title. GameSquare SPV is the sole owner of record of and beneficially owns the FaZe Media Shares. As of the applicable Closing, GameSquare SPV has good and valid title to the FaZe Media Shares and, except as set forth in the Stockholders’ Agreement, dated as of May 15, 2024, by and among FaZe Media and the stockholders signatory thereto (the “Stockholders’ Agreement”), GameSquare SPV owns the FaZe Media Shares free and clear of any Liens. As of the applicable Closing, GameSquare SPV has good and marketable title to the FaZe Media Shares and upon conversion of the Convertible Note, Kalish Investor will acquire good and valid title to the FaZe Media Shares, free and clear of all Liens other than those set forth in the Stockholders’ Agreement.

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4.4 No Conflicts. The execution, delivery and performance by the GameSquare Parties of the Transaction Documents and the consummation by it of the transactions contemplated hereby to which it is a party do not and will not (i) conflict with or violate any provision of the GameSquare Parties’ or any of their respective Subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the GameSquare Parties or any their respective Subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a GameSquare Party’s or any of their respective Subsidiaries’ debt or otherwise) or other understanding to which the GameSquare Parties or any of their respective Subsidiaries is a party or by which any property or asset of the GameSquare Parties or any their respective Subsidiaries is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the GameSquare Parties or their respective Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the GameSquare Parties or their respective Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.5 Filings, Consents and Approvals. The GameSquare Parties are not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the GameSquare Parties of the Transaction Documents, other than: (i) the filing of a Report on Form 8-K describing the material terms of the transactions contemplated hereby, (ii) the filing of Form D with the Commission, (iii) such filings as are or may be required to be made with the Trading Market in connection with the issuance of the Notes and/or the Conversion Shares, (iv) such filings as are required to be made under applicable state securities laws and (v) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

4.6 Authorization of the Conversion Shares. The Conversion Shares to be issued and delivered upon conversion of the Convertible Note will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of FaZe Media in this Agreement, will be issued in compliance with all applicable federal and state securities laws. GameSquare has authorized sufficient shares of Common Stock to allow for conversion of the Convertible Note as described therein.

4.7 Capitalization. The capitalization of GameSquare is as described in GameSquare’s most recent periodic reports filed with the Commission. GameSquare has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under GameSquare’s stock option plans, the issuance of shares of Common Stock to employees pursuant to GameSquare’s employee stock purchase plans, pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act and issuances of equity securities for equity compensation purposes, approved by the Board of Directors, in the ordinary course of business or otherwise disclosed by GameSquare in its SEC Reports. FaZe Clan Inc., a Delaware corporation (“FaZe Clan”), is the sole member of GameSquare SPV and GameSquare is the sole stockholder of FaZe Clan. Except as described in GameSquare’s most recent periodic report filed with the Commission or as a result of the purchase and sale of the Notes, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which GameSquare or any of its Subsidiaries is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, other than issuances of equity securities for equity compensation purposes, approved by the Board of Directors, in the ordinary course of business or otherwise disclosed by GameSquare in its SEC Reports. The issuance and sale of the Notes will not obligate GameSquare to issue shares of Common Stock or other securities to any Person (other than FaZe Media) and will not result in a right of any holder of GameSquare securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the GameSquare Parties are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Notes. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the GameSquare Parties’ capital stock to which the GameSquare Parties are a party or, to the knowledge of the GameSquare Parties, between or among any of the GameSquare Parties’ stockholders or members, as applicable.

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4.8 SEC Reports; Financial Statements. GameSquare has filed all reports, schedules, forms, statements and other documents required to be filed by GameSquare under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the GameSquare was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of GameSquare included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the GameSquare Parties and their consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.9 Absence of Certain Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the GameSquare Parties have not declared or paid any dividends, (iii) the GameSquare Parties have not sold any material assets, individually or in the aggregate, outside of the ordinary course of business, and (iv) the GameSquare Parties have not made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the GameSquare Parties nor any of their respective Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor do the GameSquare Parties or any of their respective Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings.

4.10 Litigation. Except as set forth in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the GameSquare Parties, the Common Stock or any of the GameSquare Parties’ Subsidiaries (i) seeking to enjoin the consummation of the transactions contemplated by this Agreement, (ii) in which the amount of damages claimed is $100,000 or more or (iii) wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

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4.11 Labor Relations. Neither the GameSquare Parties nor any of their respective Subsidiaries is involved in any labor dispute nor, to the knowledge of the GameSquare Parties or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.

4.12 Compliance. Neither the GameSquare Parties nor any their respective Subsidiaries: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the GameSquare Parties or any their respective Subsidiaries under), nor has the GameSquare Parties or any their respective Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

4.13 Regulatory Permits. The GameSquare Parties and their respective Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the GameSquare Parties nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.

4.14 Title. The GameSquare Parties (or their respective Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the GameSquare Parties or as set forth in the SEC Reports. Any real property and facilities held under lease by the GameSquare Parties and their respective Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the GameSquare Parties and their respective Subsidiaries.

4.15 Intellectual Property Rights. The GameSquare Parties and their respective Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). Neither the GameSquare Parties nor any of their respective Subsidiaries has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the GameSquare Parties or any of their respective Subsidiaries violates or infringes upon the rights of any Person. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The GameSquare Parties and their respective Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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4.16 Insurance. The GameSquare Parties and their respective Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the GameSquare Parties believe are prudent and customary in the businesses in which the GameSquare Parties and their respective Subsidiaries are engaged. Neither the GameSquare Parties nor any of their respective Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

4.17 Internal Accounting Controls. GameSquare maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Reports as and when required.

4.18 Finder’s Fees. No brokerage or finder’s fees or commissions are or will be payable by the GameSquare Parties to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

4.19 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and GameSquare has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has GameSquare received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, GameSquare has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that GameSquare is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the SEC Reports, GameSquare is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.20 Tax Status. The GameSquare Parties and each of their respective Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the GameSquare Parties have no knowledge of a tax deficiency which has been asserted or threatened against the GameSquare Parties or any of their respective Subsidiaries.

4.21 Foreign Corrupt Practices. Neither the GameSquare Parties, nor to the knowledge of the GameSquare Parties, any agent or other person acting on behalf of the GameSquare Parties, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the GameSquare Parties (or made by any person acting on its behalf of which the GameSquare Parties are aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.22 Acknowledgment Regarding FaZe Media’s Purchase of Securities. The GameSquare Parties acknowledge and agree that FaZe Media is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The GameSquare Parties further acknowledges that FaZe Media is not acting as a financial advisor of the GameSquare Parties (or in any similar capacity) with respect to the Transaction Documents. The GameSquare Parties further represents to FaZe Media that the GameSquare Parties’ decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the GameSquare Parties and their representatives.

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4.23 Solvency. Immediately prior to and after giving effect to the issuance of each Note hereunder and the use of the proceeds thereof, with respect to GameSquare Parties, (a) the fair value of their assets, on a consolidated basis, is greater than the amount of their liabilities (including disputed, contingent and unliquidated liabilities), on a consolidated basis, as such value is established and liabilities evaluated for purposes of Section 101(32) of the U.S. Bankruptcy Code and, in the alternative, for purposes of any similar state laws applicable to such person, (b) the present fair saleable value of their assets, on a consolidated basis, is not less than the amount that will be required to pay the probable liability on their debts, on a consolidated basis, as they become absolute and matured, (c) the GameSquare Parties, taken as a whole, are able to realize upon their consolidated assets and pay their consolidated debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) the GameSquare Parties, taken as a whole, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature, and (e) the GameSquare Parties, taken as a whole, are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

4.24 Disclosure.

(a) Agreement and Other Documents. The Transaction Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

(b) Material Adverse Effect. To the knowledge of the GameSquare Parties, and except as disclosed in the SEC Reports filed on or prior to the date hereof, there is no fact which either GameSquare Party has not disclosed to the FaZe Media Parties in writing which could reasonably be expected to have a Material Adverse Effect.

5. Representations, Warranties and Additional Agreements of the FaZe Media Parties.

5.1 Representations and Warranties of the FaZe Media Parties. In connection with the transactions provided for herein, each of the FaZe Media Parties, severally but not jointly, hereby represents and warrants to GameSquare solely on behalf of itself that:

(a) Authorization. This Agreement constitutes such FaZe Media Party’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Such FaZe Media Party represents that it has full power and authority to enter into this Agreement.

(b) Purchase Entirely for Own Account. Such FaZe Media Party acknowledges that this Agreement is made with such FaZe Media Party in reliance upon its representations to the GameSquare Parties that the Notes and the Conversion Shares (collectively, the “Securities”), as applicable, will be acquired for investment for such FaZe Media Party’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such FaZe Media Party has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such FaZe Media Party further represents that such FaZe Media Party, does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

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(c) Disclosure of Information. Such FaZe Media Party acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Such FaZe Media Party further represents that it has had an opportunity to ask questions and receive answers from GameSquare regarding the terms and conditions of the offering of the Securities.

(d) Investment Experience. Such FaZe Media Party is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such FaZe Media Party also represents it has not been organized solely for the purpose of acquiring the Securities.

(e) Accredited Investor. Such FaZe Media Party understands the term “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act as presently in effect and represents and warrants to the GameSquare Parties that such FaZe Media Party is an “accredited investor” for purposes of acquiring the Securities being acquired by it hereunder.

(f) Knowledge and Experience. Such FaZe Media Party is a sophisticated investor with sufficient knowledge and experience in investing in transactions of this type to properly evaluate the risks and merits of its purchase of the applicable Notes. Such FaZe Media Party has determined based on its own respective independent review and such professional advice as it deems appropriate that its purchase of the Promissory Note or the Convertible Note, as applicable, and participation in the transactions contemplated by this Agreement are a fit, proper and suitable investment for such FaZe Media Party, notwithstanding the substantial risks inherent in investing in or holding the Promissory Note or the Convertible Note, as applicable.

(g) Restricted Securities. Such FaZe Media Party understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the GameSquare Parties in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Such FaZe Media Party represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect (“Rule 144”), and understands the resale limitations imposed thereby and by the Securities Act.

5.2 Bad Actor Representations and Covenants. Such FaZe Media Party has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

6. Covenants.

6.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144 (in which case no opinions of counsel shall be required), to the GameSquare Parties or to an Affiliate of any FaZe Media Party, GameSquare may require, at GameSquare’s expense, the transferor thereof to provide to GameSquare an opinion of counsel selected by the transferor and reasonably acceptable to GameSquare, the form and substance of which opinion shall be satisfactory to GameSquare, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of such FaZe Media Party under this Agreement.

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(b) The FaZe Media Parties agree to the imprinting, so long as is required by this Section 6.1, of a legend on the Securities in the following form:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE] [HAS][HAVE] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6.2 Reservation of Shares. Prior to the Second Closing, and for so long as the Convertible Note remains outstanding, GameSquare shall reserve from its authorized but unissued shares of its capital stock for issuance and delivery upon the conversion of the Convertible Notes, such number of Conversion Shares required by the terms of the Convertible Note, and, to the extent necessary, shall take all steps necessary to amend its certificate of incorporation to provide sufficient authorized number of Conversion Shares issuable upon the conversion of the Convertible Note.

6.3 Transfers. GameSquare SPV shall not, and GameSquare shall cause GameSquare SPV not to, Transfer all or any portion of the FaZe Media Shares to any Person.

6.4 Required Approvals. The GameSquare Parties shall use their commercially reasonable efforts to, as promptly as reasonably practicable, (i) make, or cause to be made, all filings and submissions required under any law applicable to the GameSquare Parties or any of their respective Subsidiaries in connection with the transactions contemplated by the Transaction Documents; and (ii) obtain, or cause to be obtained, all Required Approvals, orders and approvals from all governmental authorities that may be or become necessary for their execution and delivery of this Agreement and the performance of their obligations pursuant to this Agreement and the other Transaction Documents. The GameSquare Parties shall not willfully take any action with the intent of impairing, impeding or materially delaying, the receipt of any required consents, authorizations, orders or approvals.

6.5 Securities Law Disclosure; Publicity. (i) No later than 9:30 am (EDT) on the fourth Trading Day after the date hereof, GameSquare shall issue a Current Report on Form 8-K (the “Current Report”) disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents required to be included in such Current Report as exhibits thereto. GameSquare represents to the FaZe Media Parties that, as of the issuance of the first such Current Report, GameSquare shall have publicly disclosed all material, non-public information delivered to such FaZe Media Party, if any, as of such time by GameSquare, or any of its respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. GameSquare shall afford each FaZe Media Party and such FaZe Media Party’s counsel with a reasonable opportunity to review and comment upon, shall consult with them on the form and substance of, and shall give due consideration to all such comments from them on, any press release, Commission filing or any other public disclosure made by or on behalf of GameSquare relating to such FaZe Media Party, the Transaction Documents and/or the transactions contemplated by any Transaction Document, prior to the issuance, filing or public disclosure thereof, and GameSquare shall not issue, file or publicly disclose any such information to which such FaZe Media Party shall reasonably object, unless required by law. For the avoidance of doubt, GameSquare shall not be required to submit for review any such disclosure contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure for review in connection with a previous filing.

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6.6 Master Services Agreement Amendment. The Parties agree and acknowledge it is their intention that, on or prior to the Maturity Date, FaZe Media shall no longer require the services provided by GameSquare under the Master Services Agreement. The Parties agree to cooperate with one another and to each use their reasonable best efforts to, prior to the Maturity Date, finalize and execute an amendment to the Master Services Agreement, as deemed reasonably necessary by the Parties to reflect such change in services provided thereunder.

7. Closing Conditions.

7.1 Closing Conditions of the FaZe Media Parties. The several obligations of FaZe Media under Section 3.1 and the Kalish Investor under Section 3.3, as applicable, are subject to the fulfilment, on or before the applicable Closing, of the following conditions applicable thereto, unless otherwise waived in writing in accordance with Section 8.8:

(a) For each Closing:

(i) the representations and warranties of the GameSquare Parties contained in Section 4 shall be true and correct in all material respects on and as of the applicable Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date);

(ii) each of the GameSquare Parties shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the GameSquare Parties in all respects on or before the applicable Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

(iii) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the GameSquare Parties, the Common Stock or any of the GameSquare Parties’ Subsidiaries (A) seeking to enjoin the consummation of the transactions contemplated by this Agreement, (B) in which the amount of damages claimed is $100,000 or more or (C) wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

(iv) no condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing; and

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(v) no Event of Default (as defined in the applicable Note) shall have occurred or be continuing.

(b) The GameSquare Parties shall have delivered, or caused to be delivered:

(i) at or prior to the Initial Closing, to each of the FaZe Media Parties, this Agreement and each other Transaction Document to be executed and delivered as of the Initial Closing Date, duly executed by the GameSquare Parties party thereto;

(ii) at or prior to each Closing, to the applicable FaZe Media Party:

(A) a certificate, executed on behalf of each of the GameSquare Parties by GameSquare’s Chief Executive Officer or its Chief Financial Officer, dated as of the applicable Closing Date, certifying that the conditions specified in Section 7.1(a) have been fulfilled as of the applicable Closing Date;

(B) (1) resolutions of the Board of Directors of each GameSquare Party authorizing the execution, delivery and performance of the Transaction Documents to which it is a party, certified by an appropriate officer; (2) copies of the certificate or articles of incorporation or formation (or similar charter document) and the bylaws or operating agreement (or similar governing document) of each GameSquare Party certified by an appropriate officer and, if applicable, by the relevant authority of the jurisdiction of organization of such GameSquare Party; and (3) a good standing certificate as of a recent date for each GameSquare Party from its jurisdiction of organization;

(C) UCC, judgment, federal and state tax Lien searches pursuant to the terms of the applicable Note, which searches shall verify that the applicable FaZe Media Party will have a first priority security interest in the Collateral, and UCC termination statements (or similar documents) for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such searches;

(iii) in the case of the Initial Closing, to FaZe Media:

(A) the Promissory Note, duly executed by the GameSquare Parties;

(B) all Uniform Commercial Code financing statements and other documents, filings and actions required by the Promissory Note or reasonably requested by FaZe Media to be filed, executed, delivered, registered, recorded or taken in order to create in favor of FaZe Media a first priority and exclusive perfected security interest in the Collateral, shall have been (or, contemporaneously with the Initial Closing, shall be) properly filed, executed, delivered, registered, recorded and/or taken; and

(C) all other documents, information and reports required under any provision of this Agreement, the Promissory Note or any other Transaction Document or requested by FaZe Media to be executed and/or delivered by the GameSquare Parties;

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(iv) in the case of the Second Closing, to the Kalish Investor:

(A) the Convertible Note, duly executed by the GameSquare Parties;

(B) a payoff letter with respect to the payment of any and all amounts due under the Promissory Note, together with UCC-3 terminations and other release documentation necessary to terminate FaZe Media’s interests in the Collateral, in each case, in a form reasonably acceptable to Kalish Investor;

(C) all Uniform Commercial Code financing statements and other documents, filings and actions required by the Convertible Note or reasonably requested by the Kalish Investor to be filed, executed, delivered, registered, recorded or taken in order to create in favor of the Kalish Investor a first priority and exclusive perfected security interest in the Collateral, shall have been (or, contemporaneously with the Second Closing, shall be) properly filed, executed, delivered, registered, recorded and/or taken;

(D) all other documents, information and reports required under any provision of this Agreement, the Convertible Note or any other Transaction Document or requested by the Kalish Investor to be executed and/or delivered by the GameSquare Parties.

(c) In the case of the Second Closing, the transactions contemplated herein with respect to the Initial Closing shall have been consummated in accordance with the terms and provisions hereof.

7.2 Closing Conditions of the GameSquare Parties. The obligations of the GameSquare Parties to each FaZe Media Parties Section 3.1 and Section 3.3 of this Agreement, as applicable, are subject to the fulfillment or waiver on or before the applicable Closing of each of the following conditions, unless otherwise waived:

(a) The representations and warranties of each of the FaZe Media Parties contained in Section 5 shall be true and correct in all material respects on and as of the applicable Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(b) Each of the FaZe Media Parties shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by such FaZe Media Party in all respects on or before the applicable Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) In the case of the Initial Closing, GameSquare shall have received the Initial Closing Consideration from FaZe Media as set forth in Section 3.1.

(d) In the case of the Second Closing,

(i) GameSquare shall have received the Second Closing Consideration from Kalish Investor as set forth in Section 3.3; and

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(ii) the transactions contemplated herein with respect to the Initial Closing shall have been consummated in accordance with the terms and provisions hereof.

8. Miscellaneous.

8.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement; provided, however, that the Parties agree that Kalish Investor shall be a third-party beneficiary under this Agreement with regards to the rights of FaZe Media under this Agreement, and shall be entitled to enforce any such rights of FaZe Media under this Agreement on behalf of FaZe Media.

8.2 Governing Law. The Transaction Documents shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

8.3 Counterparts; Delivery. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4 Rules of Construction. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein or in any other Transaction Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified, extended, refinanced or replaced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications, extensions, refinancings or replacements set forth herein or in any Transaction Document), (b) any reference to any law in any Transaction Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law, (c) any reference herein or in any Transaction Document to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, when used in any Transaction Document, shall be construed to refer to such Transaction Document in its entirety and not to any particular provision hereof or hereof, (e) all references herein or in any Transaction Document to Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Transaction Document, (f) in the computation of periods of time in any Transaction Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including” and (g) the words “asset” and “property”, when used in any Transaction Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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8.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 8.5):

If to the GameSquare Parties:

GameSquare Holdings, Inc.

6775 Cowboys Way, Suite 1335

Frisco, TX 75034

Attention: Justin Kenna, CEO

Email: justin@gamesquare.com

with a copy (which shall not constitute notice or such other communication) to:

BakerHostetler LLP

1900 Avenue of the Starts, Suite 2700

Los Angeles, CA 90067

Attention: Alan A. Lanis, Jr.

Email: jrlanis@bakerlaw.com

If to FaZe Media:

FaZe Media, Inc.

45 Leicester Street

Brookline, MA 02445

Attention: Matthew Kalish, Secretary

Email: mkalish1029@gmail.com

with a copy (which shall not constitute notice or such other communication) to:

Pillsbury Winthrop Shaw Pittman LLP

31 W 52nd Street

New York, NY 10019

Attention: Stephen B. Amdur

Email: stephen.amdur@pillsburylaw.com

If to Kalish Investor:

Gigamoon Media, LLC

45 Leicester Street

Brookline, MA 02445

Attention: Matthew Kalish, Manager

Email: mkalish1029@gmail.com

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with a copy (which shall not constitute notice or such other communication) to:

Pillsbury Winthrop Shaw Pittman LLP

31 W 52nd Street

New York, NY 10019

Attention: Stephen B. Amdur

Email: stephen.amdur@pillsburylaw.com

8.6 Finder’s Fee. Each Party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Party, jointly but not severally, agrees to indemnify and to hold harmless each other Party from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which any such Party or any of its respective officers, partners, employees or representatives is responsible.

8.7 Expenses. Each Party hereto shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

8.8 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents expressly delivered pursuant hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof. Nonetheless, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of each of the Parties. Any waiver or amendment effected in accordance with this Section shall be binding upon each Party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Note.

8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.10 Acknowledgement. In order to avoid doubt, it is acknowledged that Kalish Investor shall be entitled to the benefit of all adjustments in the number of shares of Common Stock issuable upon conversion of the Convertible Note or as a result of any splits, recapitalizations, combinations or other similar transaction affecting the Conversion Shares that occur prior to the conversion of the Convertible Note.

8.11 Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.12 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

8.13 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

GAMESQUARE

GAMESQUARE HOLDINGS INC.

By:
Name:	Justin Kenna
Title:	Chief Executive Officer

GAMESQUARE SPV

FAZE MEDIA HOLDINGS, LLC

By:
Name:	Justin Kenna
Title:	President

FAZE MEDIA PARTIES:

FAZE MEDIA, INC.

By:
Name:	Matthew Kalish
Title:	Secretary

KALISH INVESTOR

GIGAMOON MEDIA, LLC

By:
Name:	Matthew Kalish
Title:	Manager

[Signature Page to Note Purchase Agreement]

EXHIBIT A

Form of Promissory Note

[Provided Separately]

A-1

EXHIBIT B

Form of Convertible Note

[Provided Separately]

B-1